NETLease Corporate Real Estate ETF
Schedule of Investments
November 30, 2020 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 99.7%
	Finance and Insurance - 3.9%
49,233	Spirit Realty Capital, Inc.	$1,813,744
	Real Estate and Rental and Leasing - 95.8% (a)
26,125	Agree Realty Corporation	1,721,638
54,108	EPR Properties	1,948,970
98,075	Essential Properties Realty Trust, Inc.	2,014,461
21,267	Four Corners Property Trust, Inc.	595,689
42,163	Gaming and Leisure Properties, Inc.	1,751,451
53,563	Getty Realty Corporation	1,520,654
50,584	Gladstone Commercial Corporation	915,065
99,902	Global Net Lease, Inc.	1,667,364
81,049	Industrial Logistics Properties Trust	1,761,195
14,206	Innovative Industrial Properties, Inc.	2,182,894
153,760	Lexington Realty Trust	1,569,890
47,266	MGM Growth Properties LLC - Class A	1,444,922
37,228	Monmouth Real Estate Investment Corporation	552,091
98,659	National Retail Properties, Inc.	3,719,443
38,408	NETSTREIT Corporation	728,600
27,910	One Liberty Properties, Inc.	496,234
56,370	Realty Income Corporation	3,380,509
23,680	Safehold, Inc.	1,611,898
54,126	STAG Industrial, Inc.	1,611,872
129,307	STORE Capital Corporation	4,210,235
520,303	VEREIT, Inc.	3,688,947
68,475	VICI Properties, Inc.	1,731,733
50,404	W.P. Carey, Inc.	3,488,460
		44,314,215
	TOTAL COMMON STOCKS (Cost $49,501,614)	46,127,959

	SHORT-TERM INVESTMENTS - 0.2%
107,055	First American Government Obligations Fund - Class X, 0.05% (b)	107,055
	TOTAL SHORT-TERM INVESTMENTS (Cost $107,055)	107,055
	TOTAL INVESTMENTS - 99.9% (Cost $49,608,669)	46,235,014
	Other Assets in Excess of Liabilities - 0.1%	39,930
	NET ASSETS - 100.0%	$46,274,944

Percentages are stated as a percent of net assets.
(a)	To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
(b)	Rate shown is the annualized seven-day yield as of November 30, 2020.

Summary of Fair Value Disclosure at November 30, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted  in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$46,127,959	$-	$-	$46,127,959
Short-Term Investments	107,055	-	-	107,055
Total Investments in Securities	$46,235,014	$-	$-	$46,235,014
^ See Schedule of Investments for breakout of investments by sector classification.
For the period ended November 30, 2020, the Fund did not recognize any transfers to or from Level 3.